Exhibit 99.01

Shutterfly Announces Third Quarter 2011 Financial Results

Net revenues increase 56% year-over-year to $76.5 million
GAAP net loss of ($0.29) per diluted share
Adjusted EBITDA loss of ($3.3) million

REDWOOD CITY, October 26, 2011 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended September 30, 2011.

"Shutterfly delivered strong third quarter results as we continued to see healthy customer behavior and solid revenue growth in each of our businesses despite the challenging economic environment,” said President and Chief Executive Officer Jeffrey Housenbold. “Investments in our product and service offerings, platform infrastructure and people throughout 2011 have positioned us well for the Q4 holiday shopping period. Our commitment to innovation, design forward products and services, customer friendly policies, industry-leading quality and focused financial discipline continue to differentiate Shutterfly from the competition."

Third Quarter 2011 Financial Highlights

●	Net revenues increased 56% year-over-year to $76.5 million.
●	Personalized Products & Services (PP&S) net revenues increased 73% year-over-year to $56.5 million.
●	Net revenues from Prints increased 3% year-over-year to $16.1 million.
●	Commercial Print net revenues totaled $3.9 million.
●	Gross profit margin was 45.6% of net revenues, compared to 49.1% in Q3 2010.
●	GAAP net loss was ($10.0) million, compared to ($4.8) million in Q3 2010.
●	GAAP net loss per share was ($0.29), compared to ($0.17) in Q3 2010.
●	Adjusted EBITDA was ($3.3) million, compared to $2.2 million in Q3 2010.
●	At September 30, 2011, cash and cash equivalents totaled $68.7 million.

Third Quarter 2011 Operating Metrics

Shutterfly

●	Existing customers generated 77% of consumer net revenues.
●	Transacting customers totaled 1.4 million, a 16% year-over-year increase.
●	Orders totaled 2.4 million, a 17% year-over-year increase.
●	Average order value was flat year-over-year, at $23.71.

Tiny Prints

●	Existing customers generated 35% of Tiny Prints net revenues.
●	Transacting customers totaled 144 thousand, a 6% year-over-year increase.
●	Orders totaled 189 thousand, a 12% year-over-year increase.
●	Average order value was $84.62; $103.82 excluding 1:1 greeting cards, a 16% year-over-year increase.

Recent Operating Highlights

●	Cards and Stationery lineup significantly enhanced ahead of Holiday Season – greatest ever breadth and depth of designs and styles at multiple price points.
●	Launched 31 new photo book designs, further differentiating Shutterfly’s comprehensive photo book offering from the competition.
●	Introduced Shutterfly StorytellingTM, an interactive destination with photo book ideas and inspiration.
●	Strong growth in the creation of Youth Sports and Classroom Share Sites resulted in a record number of shares sent during the quarter.
●	Improved operational efficiencies and vertical integration with Tiny Prints including additional manufacturing investments and automation equipment in time for peak season volumes.

Business Outlook

Fourth Quarter 2011

●	Net revenues to range from $270.5 million to $275.5 million.
●	GAAP gross profit margin to range from 59.4% to 61.1% of net revenues.
●	Non-GAAP gross profit margin to range from 60.1% to 61.8% of net revenues.

●	GAAP operating income to range from $77.2 million to $82.2 million.
●	Non-GAAP operating income to range from $91.2 million to $96.2 million.
●	GAAP effective tax rate to range from 50% to 55%.
●	GAAP net income per diluted share to range from $0.98 to $1.03.
●	Weighted average diluted shares of approximately 37.6 million.
●	Adjusted EBITDA to range from $96.3 million to $101.1 million.

Full Year 2011

●	Net revenues to range from $480 million to $485 million.
●	GAAP gross profit margin to range from 54% to 55% of net revenues.
●	Non-GAAP gross profit margin to range from 55.7% to 56.7% of net revenues.
●	GAAP operating income to range from $20 million to $25 million.
●	Non-GAAP operating income to range from $69.5 million to $74.5 million.
●	GAAP effective tax rate to range from 25% to 35%.
●	GAAP diluted net income per share to range from $0.42 to $0.46.
●	Weighted average diluted shares of 35.4 million.
●	Adjusted EBITDA to range from 18.9% to 19.7% of net revenues.
●	Capital expenditures to range from 7.0% to 7.5% of net revenues.

Notes to Third Quarter 2011 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Personalized Products and Services (“PP&S”) net revenues primarily include Photo Books, Stationery and folded Greeting Cards, Calendars and Photo-based Merchandise. PP&S also includes net revenues from advertising and sponsorship programs.

Print net revenues consist of photo prints in Wallet, 4x6, 5x7, 8x10 and various large format sizes; as well as personalized Photo Cards manufactured using a silver halide process.

Commercial Print net revenues are excluded from PP&S and Print revenues, and primarily include variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Commercial Print) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Third Quarter 2011 Conference Call

Management will review the third quarter 2011 financial results and its outlook for the fourth quarter and full year 2011 on a conference call on Wednesday, October 26, 2011 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slide presentation, please visit http://www.shutterfly.com in the Investor Relations area, found in the "About Us" section. Click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, November 9, 2011. To hear the replay, please dial 404-537-3406, replay passcode 15498760.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2011 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's Form 10-Q for the quarter ended June 30, 2011, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing company and operates Shutterfly.com, Tiny Prints.com and Weddingpaperdivas.com. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. Shutterfly was recently named one of the top 25 Best Midsized Companies to Work For by the Great Place to Work Institute. More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Net revenues	$76,523	$48,958	$209,516	$141,507
Cost of net revenues	41,647	24,906	111,074	70,663
Gross profit	34,876	24,052	98,442	70,844
Operating expenses:
Technology and development	18,106	11,602	48,190	36,248
Sales and marketing	25,252	11,500	64,447	32,968
General and administrative	14,210	8,927	43,023	27,348
Total operating expenses	57,568	32,029	155,660	96,564
Loss from operations	(22,692)	(7,977)	(57,218)	(25,720)
Interest expense	-	-	-	(42)
Interest and other income, net	5	26	25	462
Loss before income taxes	(22,687)	(7,951)	(57,193)	(25,300)
Benefit from income taxes	12,734	3,181	35,830	9,914
Net loss	$(9,953)	$(4,770)	$(21,363)	$(15,386)

Net loss per share - basic and diluted	$(0.29)	$(0.17)	$(0.66)	$(0.57)

Weighted-average shares outstanding - basic and diluted	34,576	27,292	32,136	26,827

Stock-based compensation is allocated as follows:

Cost of net revenues	$584	$120	$1,513	$380
Technology and development	2,353	759	6,019	2,316
Sales and marketing	3,259	870	8,776	2,938
General and administrative	3,626	2,117	10,848	6,665
	$9,822	$3,866	$27,156	$12,299

Shutterfly, Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$68,710	$252,244
Accounts receivable, net	8,375	4,845
Inventories	3,027	3,580
Deferred tax asset, current portion	327	3,582
Prepaid expenses and other current assets	57,539	6,934
Total current assets	137,978	271,185
Property and equipment, net	53,103	39,726
Intangible assets, net	98,611	5,672
Goodwill	342,431	11,163
Deferred tax asset, net of current portion	-	11,314
Other assets	5,055	4,770
Total assets	$637,178	$343,830

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,652	$22,341
Accrued liabilities	23,864	38,831
Deferred revenue	11,459	9,731
Total current liabilities	45,975	70,903
Deferred tax liability	15,830	-
Other liabilities	5,383	3,320
Total liabilities	67,188	74,223

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 34,666 and
27,957 shares issued and outstanding at September 30, 2011 and
December 31, 2010, respectively	3	3
Additional paid-in-capital	585,471	263,726
Accumulated earnings (deficit)	(15,484)	5,878
Total stockholders' equity	569,990	269,607
Total liabilities and stockholders' equity	$637,178	$343,830

Shutterfly, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2011	2010

Cash flows from operating activities:
Net loss	$(21,363)	$(15,386)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16,359	18,398
Amortization of intangible assets	8,167	1,892
Stock-based compensation, net of forfeitures	27,156	12,299
Gain on disposal of property and equipment	(155)	(243)
Deferred income taxes	(1,851)	(3,285)
Tax benefit from stock-based compensation	12,363	4,302
Excess tax benefits from stock-based compensation	(12,386)	(4,687)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,583)	3,027
Inventories	1,464	(459)
Prepaid expenses and other current assets	(48,978)	(14,362)
Other assets	(809)	1,977
Accounts payable	(15,993)	(4,935)
Accrued and other liabilities	(22,204)	(16,997)
Deferred revenue	1,222	567
Net cash used in operating activities	(59,591)	(17,892)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(134,036)	(150)
Purchases of property and equipment	(16,319)	(11,532)
Capitalization of software and website development costs	(7,877)	(4,608)
Proceeds from sale of equipment	326	216
Proceeds from the sale of auction rate securities	-	47,925
Net cash provided by (used in) investing activities	(157,906)	31,851

Cash flows from financing activities:
Principal payments of capital lease obligations	(6)	(7)
Proceeds from issuance of common stock upon exercise of stock options	21,583	9,061
Excess tax benefits from stock-based compensation	12,386	4,687
Net cash provided by financing activities	33,963	13,741

Net increase (decrease) in cash and cash equivalents	(183,534)	27,700
Cash and cash equivalents, beginning of period	252,244	132,812
Cash and cash equivalents, end of period	$68,710	$160,512

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$2,248	$741
Amount due from adjustment of net working capital from acquired business	505	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	September 30,
	2011		2010

User Metrics - Shutterfly

Customers	1,439,591		1,246,389
year-over-year growth	16%		27%

Orders	2,388,255		2,037,162
year-over-year growth	17%		20%

Average order value	$23.71		$23.75
year-over-year growth	0%		3%

Average orders per customer	1.7	x	1.6	x

Average order value excludes commercial printing revenue.

	Three Months Ended
	September 30,
	2011		2010

User Metrics - Tiny Prints

Customers	144,045		135,959
year-over-year growth	6%

Orders	188,842		168,096
year-over-year growth	12%

Average order value (excluding 1:1 greeting cards)	$103.82		$89.33
year-over-year growth	16%

Average orders per customer	1.3	x	1.2	x

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending December 31, 2011

Net revenues	$270.5	$275.5	-	-		$270.5	$275.5
Gross profit margin	59.4%	61.1%	0.7%	0.7%	[a]	60.1%	61.8%
Operating income	$77.2	$82.2	$14.0	$14.0	[b]	$91.2	$96.2
Operating margin	29%	30%	5%	5%	[b]	34%	35%

Stock-based compensation	$10.0	$10.0	$10.0	$10.0		-	-
Amortization of intangible assets	$4.0	$4.0	$4.0	$4.0		-	-

Adjusted EBITDA*						$96.3	$101.1

Diluted earnings per share	$0.98	$1.03
Diluted shares	37.6	37.6
Effective tax rate	50%	55%

Twelve Months Ending December 31, 2011

Net revenues	$480.0	$485.0	-	-		$480.0	$485.0
Gross profit margin	54.0%	55.0%	1.7%	1.7%	[c]	55.7%	56.7%
Operating income	$20.0	$25.0	$49.5	$49.5	[d]	$69.5	$74.5
Operating margin	4%	5%	10%	10%	[d]	14%	15%

Stock-based compensation	$37.2	$37.2	$37.2	$37.2		-	-
Amortization of intangible assets	$12.3	$12.3	$12.3	$12.3		-	-

Adjusted EBITDA*						$91	$96
Adjusted EBITDA* margin						18.9%	19.7%

Diluted earnings per share	$0.42	$0.46
Diluted shares	35.4	35.4
Effective tax rate	25%	35%

Capital expenditures - % of net revenues	7.0%	7.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $1.4 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $10.0 million and amortization of purchased intangible assets of approximately $4.0 million.
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.0 million and amortization of purchased intangible assets of approximately $6.0 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $37.2 million and amortization of purchased intangible assets of approximately $12.3 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

GAAP gross profit	$23,164	$23,628	$24,052	$102,372	$27,683	$35,883	$34,876	$173,216
Stock-based compensation	131	129	120	128	175	754	584	508
Amortization of intangible assets	556	552	541	646	611	1,345	1,417	2,295

Non-GAAP gross profit	$23,851	$24,309	$24,713	$103,146	$28,469	$37,982	$36,877	$176,019

Non-GAAP gross profit margin	52%	52%	50%	62%	50%	50%	48%	57%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

GAAP operating income (loss)	$(7,963)	$(9,780)	$(7,977)	$50,495	$(12,986)	$(21,540)	$(22,692)	$24,775
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	2,543

Non-GAAP operating income (loss)	$(2,942)	$(5,079)	$(3,508)	$55,213	$(7,032)	$(5,954)	$(8,909)	$43,684

Non-GAAP operating margin	(6%)	(11%)	(7%)	33%	(12%)	(8%)	(12%)	14%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$(9,953)	$17,127
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	2,543
Related income taxes	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(9,102)	(7,945)

Non-GAAP net income (loss)	$(1,738)	$(3,129)	$(2,209)	$35,167	$(4,393)	$(3,926)	$(5,272)	$28,091

Diluted net income (loss) per share:
GAAP	$(0.18)	$(0.22)	$(0.17)	$1.09	$(0.27)	$(0.11)	$(0.29)	$0.59
Non-GAAP	$(0.07)	$(0.12)	$(0.08)	$1.18	$(0.15)	$(0.12)	$(0.15)	$0.96

Shares used in GAAP and non-GAAP diluted net income (loss)
per-share calculation	26,238	26,952	27,292	29,924	28,674	33,160	34,576	29,249

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

GAAP benefit (provision) for income taxes	$3,011	$3,722	$3,181	$(18,002)	$5,212	$17,884	$12,734	$(8,088)
Income taxes associated with certain non-GAAP entries	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(9,102)	(7,945)

Non-GAAP benefit (provision) for income taxes	$983	$1,777	$1,273	$(20,066)	$2,625	$2,022	$3,632	$(16,033)

GAAP income (loss) before income taxes	$(7,742)	$(9,607)	$(7,951)	$50,515	$(12,972)	$(21,534)	$(22,687)	$25,215
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	16,366
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	2,543

Non-GAAP income (loss) before income taxes	$(2,721)	$(4,906)	$(3,482)	$55,233	$(7,018)	$(5,948)	$(8,904)	$44,124

GAAP effective tax rate	39%	39%	40%	36%	40%	83%	56%	32%

Non-GAAP effective tax rate	36%	36%	37%	36%	37%	34%	41%	36%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$(9,953)	$17,127
Interest expense	21	21	-	-	-	-	-	42
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(5)	(482)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	(12,734)	8,088
Depreciation and amortization	7,020	6,949	6,321	5,682	5,833	9,159	9,534	25,972
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	16,366

Non-GAAP Adjusted EBITDA	$3,431	$1,228	$2,210	$60,244	$(1,918)	$(282)	$(3,336)	$67,113

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2010

Net cash provided by (used in) operating activities	$(28,264)	$5,101	$5,271	$94,053	$(52,849)	$(5,165)	$(1,577)	$76,161
Interest expense	21	21	-	-	-	-	-	42
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(5)	(482)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	(12,734)	8,088
Changes in operating assets and liabilities	33,153	(1,969)	(2)	(46,196)	55,702	23,217	8,962	(15,014)
Other adjustments	1,774	1,991	148	(5,595)	455	(444)	2,018	(1,682)
Non-GAAP Adjusted EBITDA	3,431	1,228	2,210	60,244	(1,918)	(282)	(3,336)	67,113
Less: Purchases of property and equipment	(5,534)	(4,010)	(2,729)	(2,688)	(5,446)	(3,811)	(9,310)	(14,961)
Less: Capitalized technology & development costs	(802)	(1,247)	(2,559)	(2,797)	(2,318)	(2,726)	(2,833)	(7,405)

Free cash flow	$(2,905)	$(4,029)	$(3,078)	$54,759	$(9,682)	$(6,819)	$(15,479)	$44,747